UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2019

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12291	54-1163725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100

Arlington, Virginia 22203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 522-1315

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	AES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 20, 2019, The AES Corporation (the “Company”) entered into an Amendment No. 3 (the “Amendment No. 3”) to the Sixth Amended and Restated Credit and Reimbursement Agreement, dated as of July 26, 2013, among the Company, various subsidiary guarantors and various lending institutions (as amended by Amendment No. 1, dated as of May 6, 2016, and Amendment No. 2, dated as of June 28, 2017, the “Existing Credit Agreement”) that amends and restates the Existing Credit Agreement (as so amended and restated by Amendment No. 3, the “Seventh Amended and Restated Credit Agreement”). The Seventh Amended and Restated Credit Agreement adjusts the terms and conditions of the Existing Credit Agreement, including the following changes:

•	the interest rate margin applicable to the revolving credit loan facility is based on the credit rating assigned to the loans under the Seventh Amended and Restated Credit Agreement, with a decrease in pricing from LIBOR + 2.00% to current pricing at LIBOR + 1.75%;

•	the final maturity date of the revolving credit loan facility is extended to December 20, 2024; and

•	the aggregate commitment for the revolving credit loan facility is $1 billion, reflecting a net decrease in commitments of $100 million.

The foregoing description of Amendment No. 3 and the Seventh Amended and Restated Credit Agreement does not purport to be complete and is qualified in its entirety by reference to Amendment No. 3 and the Seventh Amended and Restated Credit Agreement, copies of which are attached as Exhibit 10.1 and Exhibit 10.1A hereto, respectively, and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion contained in "Item 1.01 Entry into a Material Definitive Agreement" of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 3, dated as of December 20, 2019, to the Sixth Amended and Restated Credit and Reimbursement Agreement, dated as of July 26, 2013.

10.1.A	Seventh Amended and Restated Credit and Reimbursement Agreement dated as of December 20, 2019 among The AES Corporation, a Delaware corporation, the Banks listed on the signature pages thereof, Citibank, N.A., as Administrative Agent and Collateral Agent, and Citibank, N.A., Mizuho Bank Ltd. and Crédit Agricole Corporate and Investment Bank, as Joint Lead Arrangers and Joint Book Runners.

101	Inline XBRL Document Set for the Cover Page from this Current Report on Form 8-K, formatted as Inline XBRL

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

By:	/s/ Paul L. Freedman
Name:	Paul L. Freedman
Title:	Senior Vice President and General Counsel

Date: December 23, 2019

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 3, dated as of December 20, 2019, to the Sixth Amended and Restated Credit and Reimbursement Agreement, dated as of July 26, 2013.

10.1.A	Seventh Amended and Restated Credit and Reimbursement Agreement dated as of December 20, 2019 among The AES Corporation, a Delaware corporation, the Banks listed on the signature pages thereof, Citibank, N.A., as Administrative Agent and Collateral Agent, and Citibank, N.A., Mizuho Bank Ltd. and Crédit Agricole Corporate and Investment Bank, as Joint Lead Arrangers and Joint Book Runners.

101	Inline XBRL Document Set for the Cover Page from this Current Report on Form 8-K, formatted as Inline XBRL

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)